UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer Identification No.)
of incorporation)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

HickoryTech has settled and dismissed its civil complaint against a large inter-exchange carrier related to an access avoidance scheme for prepaid calling card traffic.  The company will record $1.9 million of revenue attributable to this non-recurring network access revenue billing matter in its second quarter financial results.

Item 9.01.                                          Financial Statements and Exhibits.

(c)           Exhibits.

99.1	Press Release, dated June 11, 2007, issued by Hickory Tech Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 11, 2007

HICKORY TECH CORPORATION

	By:	/s/ John W. Finke
Name: John W. Finke
Title: President and CEO

	By:	/s/ David A. Christensen
		Name:	David A. Christensen
		Title:	Senior VP and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 11, 2007, issued by Hickory Tech Corporation